Portfolio of Investments – as of September 30, 2024 (Unaudited)
Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 77.8% of Net Assets

Non-Convertible Bonds — 75.0%
	ABS Car Loan — 4.2%
$405,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	$417,393
730,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class D, 7.650%, 9/12/2030(a)	770,135
1,800,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027(a)	1,774,522
940,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class B, 5.580%, 12/20/2030(a)	960,924
105,000	Avis Budget Rental Car Funding AESOP LLC, Series 2024-3A, Class C, 6.110%, 12/20/2030(a)	107,151
875,000	Bridgecrest Lending Auto Securitization Trust, Series 2024-2, Class D, 6.300%, 2/15/2030	903,963
260,000	Carvana Auto Receivables Trust, Series 2023-N1, Class D, 6.690%, 7/10/2029(a)	266,427
120,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	125,780
100,000	Carvana Auto Receivables Trust, Series 2024-N1, Class C, 5.800%, 5/10/2030(a)	102,025
310,000	Carvana Auto Receivables Trust, Series 2024-N3, Class D, 5.380%, 12/10/2030(a)	309,925
209,000	Carvana Auto Receivables Trust, Series 2024-P1, Class D, 6.250%, 3/10/2031(a)	217,381
100,000	Credit Acceptance Auto Loan Trust, Series 2024-1A, Class C, 6.710%, 7/17/2034(a)	103,361
290,000	Credit Acceptance Auto Loan Trust, Series 2024-2A, Class C, 6.700%, 10/16/2034(a)	298,514
260,000	Credit Acceptance Auto Loan Trust, Series 2024-3A, Class C, 5.390%, 1/16/2035(a)	259,640
255,000	Drive Auto Receivables Trust, Series 2024-1, Class C, 5.430%, 11/17/2031	258,479
781,765	DT Auto Owner Trust, Series 2020-3A, Class D, 1.840%, 6/15/2026(a)	774,833
2,290,000	DT Auto Owner Trust, Series 2022-2A, Class D, 5.460%, 3/15/2028(a)	2,295,162
665,000	DT Auto Owner Trust, Series 2023-3A, Class D, 7.120%, 5/15/2029(a)	690,352
960,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.130%, 2/15/2030	1,011,132
355,000	Exeter Automobile Receivables Trust, Series 2024-5A, Class D, 5.060%, 2/18/2031	350,395
105,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	109,018
285,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	293,455
460,000	Ford Credit Auto Owner Trust, Series 2023-2, Class D, 6.600%, 2/15/2036(a)	476,545
2,065,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027(a)	2,002,339
230,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	237,627
190,000	GLS Auto Receivables Issuer Trust, Series 2024-1A, Class D, 5.950%, 12/17/2029(a)	193,246
105,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class C, 5.930%, 6/17/2030(a)	108,416
100,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class D, 6.370%, 8/15/2031(a)	103,458
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$1,889,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	$1,853,638
1,050,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	1,033,859
210,000	Prestige Auto Receivables Trust, Series 2023-2A, Class D, 7.710%, 8/15/2029(a)	221,766
955,000	Santander Drive Auto Receivables Trust, Series 2024-3, Class D, 5.970%, 10/15/2031	991,412
100,000	SBNA Auto Receivables Trust, Series 2024-A, Class D, 6.040%, 4/15/2030(a)	102,667
1,920,000	Westlake Automobile Receivables Trust, Series 2022-2A, Class D, 5.480%, 9/15/2027(a)	1,930,952
635,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	653,012
815,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	852,619
290,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class C, 5.650%, 2/15/2029(a)	293,227
720,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class D, 6.020%, 10/15/2029(a)	739,917
		24,194,667
	ABS Credit Card — 0.4%
1,100,000	Fortiva Retail Credit Master Note Business Trust, Series 2024-ONE, Class B, 9.700%, 11/15/2029(a)	1,125,706
420,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	423,894
625,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	634,156
		2,183,756
	ABS Home Equity — 5.6%
168,564	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033(b)	166,335
138,900	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035(b)	138,777
78,297	Banc of America Funding Trust, Series 2007-4, Class 5A1, 5.500%, 11/25/2034(b)	67,103
2,315,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061(a)(c)	1,884,150
22,401	CHL Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1, 5.926%, 9/20/2034(b)(c)	19,632
1,007,698	CIM Trust, Series 2021-NR2, Class A1, 5.568%, 7/25/2059(a)(c)	1,004,167
1,666,216	CoreVest American Finance Ltd., Series 2019-2, Class B, 3.424%, 6/15/2052(a)	1,594,655
245,000	CoreVest American Finance Ltd., Series 2020-2, Class C, 4.762%, 5/15/2052(a)(c)	237,387
1,340,000	CoreVest American Finance Ltd., Series 2020-4, Class C, 2.250%, 12/15/2052(a)	1,180,372
730,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(c)	747,321
205,735	Countrywide Alternative Loan Trust, Series 2003-22CB, Class 1A1, 5.750%, 12/25/2033	208,736
99,496	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A1, 5.500%, 7/25/2034	99,918
87,343	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 3A1, 5.500%, 8/25/2034	87,442

Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$101,342	Countrywide Alternative Loan Trust, Series 2004-J10, Class 2CB1, 6.000%, 9/25/2034(b)	$100,805
1,654,086	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 4.074%, 12/27/2060(a)(c)	1,648,258
92,646	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-27, Class 4A4, 5.750%, 11/25/2033	94,147
322,554	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A, 1 mo. USD SOFR + 0.774%, 5.739%, 9/19/2045(c)	172,598
628,402	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, REMICS, 30 day USD SOFR Average + 2.200%, 7.480%, 5/25/2042(a)(c)	638,582
878,992	Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, 30 day USD SOFR Average + 2.750%, 8.030%, 5/25/2042(a)(c)	902,452
255,000	Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M2, 30 day USD SOFR Average + 2.700%, 7.980%, 7/25/2043(a)(c)	263,389
45,000	Federal National Mortgage Association Connecticut Avenue Securities Trust, Series 2023-R08, Class 1M2, 30 day USD SOFR Average + 2.500%, 7.780%, 10/25/2043(a)(c)	45,823
139,664	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(c)	134,361
882,875	GITSIT Mortgage Loan Trust, Series 2024-NPL1, Class A1, 7.466%, 6/25/2054(a)(c)	894,403
227,690	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	193,076
329,941	IndyMac INDX Mortgage Loan Trust, Series 2004-AR7, Class A5, 1 mo. USD SOFR + 1.334%, 6.189%, 9/25/2034(b)(c)	262,936
512,639	JP Morgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	522,086
238,434	Lehman XS Trust, Series 2006-2N, Class 1A1, 1 mo. USD SOFR + 0.634%, 5.489%, 2/25/2046(b)(c)	189,589
181,107	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 7.750%, 5/25/2034(b)(c)	174,893
115,389	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	113,723
75,096	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	74,409
103,341	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	104,126
326,844	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	326,063
12,947	Merrill Lynch Mortgage Investors Trust, Series 2006-2, Class 2A, 6.425%, 5/25/2036(b)(c)	12,124
245,000	Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M2, 2.500%, 11/25/2060(a)(c)	215,096
232,631	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(b)	145,437
451,259	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035(b)	416,231
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$785,000	New Residential Mortgage Loan Trust, Series 2024-RTL1, Class A1, 6.664%, 3/25/2039(a)(c)	$793,121
800,768	NLT Trust, Series 2023-1, Class A1, 3.200%, 10/25/2062(a)(c)	750,740
820,000	NYMT Loan Trust, Series 2024-BPL2, Class A1, 6.509%, 5/25/2039(a)(c)	829,461
445,000	NYMT Loan Trust, Series 2024-BPL3, Class A2, 5.637%, 9/25/2039(a)(c)	444,369
407,856	NYMT Loan Trust, Series 2024-CP1, Class A1, 3.750%, 2/25/2068(a)(c)	386,264
287,471	PRET LLC, Series 2024-NPL4, Class A1, 6.996%, 7/25/2054(a)(c)	288,175
795,000	Progress Residential Trust, Series 2021-SFR2, Class E2, 2.647%, 4/19/2038(a)	765,011
570,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	547,256
470,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	450,839
930,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	882,007
400,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	378,081
585,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	555,509
415,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	370,494
235,000	Progress Residential Trust, Series 2023-SFR2, Class D, 4.500%, 10/17/2040(a)	226,005
1,253,269	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(c)	1,253,407
85,927	PRPM LLC, Series 2023-RCF2, Class A1, 4.000%, 11/25/2053(a)(c)	83,967
581,545	PRPM LLC, Series 2024-2, Class A1, 7.026%, 3/25/2029(a)(c)	588,759
155,000	PRPM LLC, Series 2024-5, Class A1, 5.689%, 9/25/2029(a)(c)	154,770
96,072	PRPM LLC, Series 2024-RCF1, Class A1, 4.000%, 1/25/2054(a)(c)	93,966
342,666	RCO VII Mortgage LLC, Series 2024-1, Class A1, 7.021%, 1/25/2029(a)(c)	345,002
402,659	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(c)	400,230
232,517	Redwood Funding Trust, Series 2024-1, Class A, 7.745%, 12/25/2054(a)(c)	234,616
1,598,413	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 1 mo. USD SOFR + 0.424%, 5.279%, 7/25/2035(c)	959,191
1,040,000	Tricon American Homes, Series 2020-SFR1, Class E, 3.544%, 7/17/2038(a)	1,013,799
1,170,000	Tricon American Homes Trust, Series 2020-SFR2, Class E1, 2.730%, 11/17/2039(a)	1,080,476
525,000	TVC Mortgage Trust, Series 2024-RRTL1, Class A2, 5.956%, 7/25/2039(a)(c)	526,451
371,657	VCAT LLC, Series 2021-NPL5, Class A1, 4.868%, 8/25/2051(a)(c)	367,292
327,810	VOLT XCII LLC, Series 2021-NPL1, Class A1, 4.893%, 2/27/2051(a)(c)	325,432

Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$1,122,392	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 4.893%, 2/27/2051(a)(c)	$1,116,524
668,504	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 5.240%, 2/27/2051(a)(c)	668,976
		31,960,792
	ABS Other — 5.3%
1,356,533	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	1,262,496
210,481	Accelerated Assets LLC, Series 2018-1, Class B, 4.510%, 12/02/2033(a)	206,046
625,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	637,579
98,509	Affirm Asset Securitization Trust, Series 2023-X1, Class A, 7.110%, 11/15/2028(a)	98,871
100,000	Affirm Asset Securitization Trust, Series 2024-A, Class 1D, 6.890%, 2/15/2029(a)	101,210
240,000	Affirm Asset Securitization Trust, Series 2024-A, Class A, 5.610%, 2/15/2029(a)	242,715
225,000	Affirm Asset Securitization Trust, Series 2024-A, Class B, 5.930%, 2/15/2029(a)	227,942
2,218,114	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040(a)(c)	776,362
250,000	Aqua Finance Trust, Series 2024-A, Class D, 6.530%, 4/18/2050(a)	249,969
195,621	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	189,356
2,340,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	2,286,955
550,000	BHG Securitization Trust, Series 2023-B, Class B, 7.450%, 12/17/2036(a)	573,922
195,000	BHG Securitization Trust, Series 2024-1CON, Class B, 6.490%, 4/17/2035(a)	199,461
408,667	Business Jet Securities LLC, Series 2024-1A, Class A, 6.197%, 5/15/2039(a)	421,230
97,523	Business Jet Securities LLC, Series 2024-1A, Class B, 6.924%, 5/15/2039(a)	101,416
335,067	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	266,784
133,734	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	122,381
465,455	Crockett Partners Equipment Co. IIA LLC, Series 2024-1C, Class C, 10.160%, 1/20/2031(a)	467,160
427,923	EverBright Solar Trust, Series 2024-A, Class A, 6.430%, 6/22/2054(a)	431,441
140,000	Foundation Finance Trust, Series 2023-2A, Class D, 9.100%, 6/15/2049(a)	147,551
185,000	Foundation Finance Trust, Series 2024-2A, Class D, 6.590%, 3/15/2050(a)	186,926
2,667	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	2,662
2,800,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	2,875,732
109,236	Hilton Grand Vacations Trust, Series 2018-AA, Class C, 4.000%, 2/25/2032(a)	107,988
52,562	Hilton Grand Vacations Trust, Series 2022-1D, Class C, 4.690%, 6/20/2034(a)	51,834
310,787	Horizon Aircraft Finance I Ltd., Series 2018-1, Class A, 4.458%, 12/15/2038(a)	287,474
222,196	Horizon Aircraft Finance III Ltd., Series 2019-2, Class A, 3.425%, 11/15/2039(a)	199,615
150,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	153,740
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$1,092,699	Kestrel Aircraft Funding Ltd., Series 2018-1A, Class A, 4.250%, 12/15/2038(a)	$1,027,378
1,870,479	Labrador Aviation Finance Ltd., Series 2016-1A, Class A1, 4.300%, 1/15/2042(a)	1,730,274
262,578	MAPS Ltd., Series 2018-1A, Class A, 4.212%, 5/15/2043(a)	259,579
281,488	MAPS Ltd., Series 2018-1A, Class B, 5.193%, 5/15/2043(a)	273,299
110,000	Mariner Finance Issuance Trust, Series 2024-AA, Class D, 6.770%, 9/22/2036(a)	112,260
16,961	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	16,937
695,000	Marlette Funding Trust, Series 2023-4A, Class B, 8.150%, 12/15/2033(a)	730,205
110,000	MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.230%, 4/20/2054(a)	113,853
107,161	MVW LLC, Series 2020-1A, Class C, 4.210%, 10/20/2037(a)	104,823
103,333	MVW LLC, Series 2024-1A, Class C, 6.200%, 2/20/2043(a)	105,541
99,113	MVW Owner Trust, Series 2019-1A, Class C, 3.330%, 11/20/2036(a)	97,320
730,000	Navient Private Education Refi Loan Trust, Series 2020-HA, Class B, 2.780%, 1/15/2069(a)	626,009
165,000	OnDeck Asset Securitization Trust IV LLC, Series 2024-2A, Class C, 7.030%, 10/17/2031(a)	165,220
1,020,000	OneMain Financial Issuance Trust, Series 2020-2A, Class C, 2.760%, 9/14/2035(a)	955,655
810,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	729,683
281,029	PK Alift Loan Funding 3 LP, Series 2024-1, Class A1, 5.842%, 9/15/2039(a)	288,493
435,000	Republic Finance Issuance Trust, Series 2024-A, Class A, 5.910%, 8/20/2032(a)	442,177
645,000	RFS Asset Securitization II LLC, Series 2024-1, Class A, 6.550%, 7/15/2031(a)	649,140
105,000	SCF Equipment Leasing LLC, Series 2024-1A, Class C, 5.820%, 9/20/2032(a)	109,417
100,000	SCF Equipment Leasing LLC, Series 2024-1A, Class D, 6.580%, 6/21/2033(a)	103,729
535,000	SEB Funding LLC, Series 2024-1A, Class A2, 7.386%, 4/30/2054(a)	550,520
342,284	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class C, 3.510%, 7/20/2037(a)	337,296
113,834	Sierra Timeshare Receivables Funding LLC, Series 2023-1A, Class C, 7.000%, 1/20/2040(a)	116,909
100,087	Sierra Timeshare Receivables Funding LLC, Series 2023-2A, Class C, 7.300%, 4/20/2040(a)	103,004
860,652	Slam Ltd., Series 2021-1A, Class B, 3.422%, 6/15/2046(a)	778,364
740,000	Slam Ltd., Series 2024-1A, Class A, 5.335%, 9/15/2049(a)	739,841
1,082,811	SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037(a)	1,002,734
435,852	Sunnova Helios XIII Issuer LLC, Series 2024-A, Class A, 5.300%, 2/20/2051(a)	423,985
158,813	TIF Funding III LLC, Series 2024-1A, Class A, 5.480%, 4/20/2049(a)	161,022
950,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class A1, SOFR + 1.400%, 6.425%, 11/15/2027(a)(c)	950,933
335,000	Trafigura Securitisation Finance PLC, Series 2024-1A, Class B, 7.290%, 11/15/2027(a)	342,451

Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$1,362,792	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	$1,317,523
195,000	Westlake Automobile Receivables Trust, Series 2024-2A, Class D, 5.910%, 4/15/2030(a)	200,771
465,145	Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750%, 9/15/2043(a)(c)	458,768
650,181	Willis Engine Structured Trust V, Series 2020-A, Class A, 3.228%, 3/15/2045(a)	609,769
218,346	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	198,453
765,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.640%, 4/20/2054(a)	788,746
		30,598,899
	ABS Student Loan — 2.3%
153,175	Ascent Education Funding Trust, Series 2024-A, Class A, 6.140%, 10/25/2050(a)	157,478
105,000	Ascent Education Funding Trust, Series 2024-A, Class C, 8.010%, 10/25/2050(a)	107,571
357,169	College Avenue Student Loans LLC, Series 2021-A, Class D, 4.120%, 7/25/2051(a)	330,878
708,982	Education Funding Trust, Series 2020-A, Class A, 2.790%, 7/25/2041(a)	661,401
713,432	Navient Private Education Refi Loan Trust, Series 2018-A, Class B, 3.680%, 2/18/2042(a)	699,449
1,743,709	Navient Private Education Refi Loan Trust, Series 2018-CA, Class B, 4.220%, 6/16/2042(a)	1,708,298
3,410,000	Navient Private Education Refi Loan Trust, Series 2019-FA, Class B, 3.120%, 8/15/2068(a)	3,019,429
695,000	Navient Private Education Refi Loan Trust, Series 2019-GA, Class B, 3.080%, 10/15/2068(a)	620,418
320,000	Navient Private Education Refi Loan Trust, Series 2020-DA, Class B, 3.330%, 5/15/2069(a)	281,407
1,290,000	Navient Private Education Refi Loan Trust, Series 2020-FA, Class B, 2.690%, 7/15/2069(a)	1,088,210
810,000	Nelnet Student Loan Trust, Series 2021-DA, Class B, 2.900%, 4/20/2062(a)	709,615
237,000	SLM Private Credit Student Loan Trust, Series 2003-A, Class A3, 28 day Auction Rate Security, 7.920%, 6/15/2032(c)	236,172
778,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A3, 28 day Auction Rate Security, 7.920%, 3/15/2033(c)	775,269
79,000	SLM Private Credit Student Loan Trust, Series 2003-B, Class A4, 28 day Auction Rate Security, 7.890%, 3/15/2033(c)	78,723
375,630	SMB Private Education Loan Trust, Series 2015-C, Class B, 3.500%, 9/15/2043(a)	371,315
195,668	SMB Private Education Loan Trust, Series 2017-B, Class A2B, 1 mo. USD SOFR + 0.864%, 5.961%, 10/15/2035(a)(c)	195,371
190,000	SMB Private Education Loan Trust, Series 2018-B, Class B, 4.000%, 7/15/2042(a)	182,887
510,000	SMB Private Education Loan Trust, Series 2018-C, Class B, 4.000%, 11/17/2042(a)	488,533
230,000	SMB Private Education Loan Trust, Series 2024-A, Class B, 5.880%, 3/15/2056(a)	236,512
1,350,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.120%, 5/15/2046(a)	1,162,176
		13,111,112
	ABS Whole Business — 1.4%
1,510,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	1,580,485
Principal Amount (‡)	Description	Value (†)

	ABS Whole Business — continued
$248,125	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	$267,136
144,275	Hardee's Funding LLC, Series 2024-1A, Class A2, 7.253%, 3/20/2054(a)	149,929
2,928,937	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	2,735,042
1,385,000	Planet Fitness Master Issuer LLC, Series 2024-1A, Class A2I, 5.765%, 6/05/2054(a)	1,415,452
1,595,000	Subway Funding LLC, Series 2024-1A, Class A2I, 6.028%, 7/30/2054(a)	1,643,780
		7,791,824
	Aerospace & Defense — 2.4%
2,230,000	BAE Systems PLC, 5.300%, 3/26/2034(a)	2,318,620
1,630,000	Boeing Co., 3.625%, 2/01/2031	1,493,251
1,265,000	Boeing Co., 5.150%, 5/01/2030	1,268,039
1,170,000	Boeing Co., 5.705%, 5/01/2040	1,141,559
2,980,000	Boeing Co., 5.805%, 5/01/2050	2,879,033
70,000	Boeing Co., 5.930%, 5/01/2060	67,051
330,000	Boeing Co., 6.388%, 5/01/2031(a)	350,901
320,000	Boeing Co., 6.528%, 5/01/2034(a)	343,445
795,000	Boeing Co., 6.858%, 5/01/2054(a)	872,600
485,000	Boeing Co., 7.008%, 5/01/2064(a)	534,362
1,055,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	1,148,925
1,050,000	RTX Corp., 6.100%, 3/15/2034	1,159,177
		13,576,963
	Airlines — 0.3%
1,758,789	United Airlines Pass-Through Trust, Series 2019-2, Class B, 3.500%, 11/01/2029	1,647,932
	Automotive — 0.5%
1,365,000	General Motors Financial Co., Inc., 1.200%, 10/15/2024	1,362,776
360,000	ZF North America Capital, Inc., 6.750%, 4/23/2030(a)	363,067
315,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	318,292
535,000	ZF North America Capital, Inc., 6.875%, 4/23/2032(a)	536,885
560,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	576,861
		3,157,881
	Banking — 4.1%
2,200,000	Banco Santander SA, 5.147%, 8/18/2025	2,205,328
50,000	Bank of America Corp., (fixed rate to 3/08/2032, variable rate thereafter), 3.846%, 3/08/2037	46,219
1,260,000	Credit Agricole SA, (fixed rate to 1/10/2034, variable rate thereafter), 6.251%, 1/10/2035(a)	1,344,753
1,620,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	1,453,852
1,490,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	1,697,468
7,575,000	Morgan Stanley, MTN, (fixed rate to 10/21/2024, variable rate thereafter), 1.164%, 10/21/2025	7,552,351
1,770,000	Societe Generale SA, (fixed rate to 1/19/2034, variable rate thereafter), 6.066%, 1/19/2035(a)	1,846,306
1,630,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036(a)	1,459,497
805,000	Synchrony Financial, (fixed rate to 8/02/2029, variable rate thereafter), 5.935%, 8/02/2030	827,026
1,030,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	1,301,570

Principal Amount (‡)	Description	Value (†)

	Banking — continued
$865,000	UBS Group AG, (fixed rate to 2/08/2034, variable rate thereafter), 5.699%, 2/08/2035(a)	$913,078
375,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	338,157
740,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	778,436
1,500,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	1,656,210
		23,420,251
	Brokerage — 0.6%
1,525,000	Blue Owl Finance LLC, 6.250%, 4/18/2034(a)	1,597,105
2,015,000	Jefferies Financial Group, Inc., 6.200%, 4/14/2034	2,157,041
		3,754,146
	Building Materials — 0.9%
3,145,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	2,895,420
200,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%(a)(d)	218,159
2,330,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(d)	2,295,057
		5,408,636
	Cable Satellite — 3.6%
5,325,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027(a)	5,240,951
2,070,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 6/01/2029, 144A(a)	1,994,845
520,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026(a)	518,971
225,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	181,249
645,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	551,960
330,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	301,907
2,180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 12/01/2061	1,482,878
2,200,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	1,559,910
400,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	291,197
4,965,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	2,519,703
1,295,000	DISH DBS Corp., 5.125%, 6/01/2029	868,850
4,420,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	4,084,625
975,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	851,878
		20,448,924
	Chemicals — 0.3%
1,375,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	1,504,341
	Collateralized Mortgage Obligations — 0.3%
473,225	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	381,235
3,195,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class D, 3.668%, 3/05/2033(a)(c)	1,644,873
		2,026,108
	Construction Machinery — 0.3%
1,475,000	United Rentals North America, Inc., 6.125%, 3/15/2034(a)	1,524,334
Principal Amount (‡)	Description	Value (†)

	Consumer Cyclical Services — 1.4%
$7,735,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	$7,668,552
235,000	Uber Technologies, Inc., 4.800%, 9/15/2034	234,675
		7,903,227
	Electric — 0.3%
830,000	Pacific Gas & Electric Co., 6.400%, 6/15/2033	907,197
780,000	Southern Co., 5.700%, 3/15/2034	837,187
		1,744,384
	Finance Companies — 2.5%
1,670,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	1,507,172
1,015,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	898,025
405,000	Aircastle Ltd., 5.950%, 2/15/2029(a)	419,501
1,190,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	1,248,217
460,000	Aircastle Ltd./Aircastle Ireland DAC, 5.750%, 10/01/2031(a)	472,972
1,590,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	1,456,513
255,000	Macquarie Airfinance Holdings Ltd., 5.150%, 3/17/2030(a)	255,555
2,750,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	2,640,212
2,135,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	2,007,489
105,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	96,678
3,720,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	3,323,022
		14,325,356
	Financial Other — 0.6%
221,481	Add Hero Holdings Ltd., Series IAI, 8.500% PIK or 7.500% Cash, 9/30/2029(e)	17,718
170,778	Add Hero Holdings Ltd., Series IAI, 9.000% PIK or 8.000% Cash, 9/30/2030(e)	4,018
222,862	Add Hero Holdings Ltd., Series IAI, 9.800% PIK or 8.800% Cash, 9/30/2031(e)	4,977
540,000	Agile Group Holdings Ltd., 5.500%, 4/21/2025(f)	35,100
425,000	Agile Group Holdings Ltd., 5.500%, 5/17/2026(f)	27,387
430,000	Agile Group Holdings Ltd., 5.750%, 1/02/2025(f)	27,950
1,540,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025(f)	100,423
485,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(f)	11,722
410,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(f)	10,250
1,000,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(f)	25,000
625,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(f)	12,500
1,960,135	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(g)	69,800
2,379,845	CFLD Cayman Investment Ltd., 2.500%, 1/31/2031(a)(g)	68,587
239,712	CFLD Cayman Investment Ltd., Zero Coupon, 0.000%–28.181%, 1/31/2031(a)(h)	5,993
127,249	China Aoyuan Group Ltd., Series IAI, 5.500% PIK or 0.000% Cash, 9/30/2031(e)	897
337,685	China Aoyuan Group Ltd., Series IAI, Zero Coupon, 16.041%–16.048%(c)(d)(h)	2,533
630,000	China Evergrande Group, 8.250%, 3/23/2022(f)	12,600
1,020,000	China Evergrande Group, 8.750%, 6/28/2025(f)	17,075
270,000	China Evergrande Group, 9.500%, 4/11/2022(f)	4,582
220,000	China Evergrande Group, 9.500%, 3/29/2024(f)	4,400

Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$1,110,000	CIFI Holdings Group Co. Ltd., 4.450%, 8/17/2026(f)	$109,612
480,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	419,495
945,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	905,538
125,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.250%, 5/15/2026	124,025
1,875,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(f)	88,125
205,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(f)	5,793
855,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(f)	25,650
4,525,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(f)	144,076
2,045,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(f)	57,240
2,125,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(f)	53,401
645,000	KWG Group Holdings Ltd., 6.000%, 8/14/2026(f)	38,597
845,000	KWG Group Holdings Ltd., 6.300%, 2/13/2026(f)	50,565
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(f)	35,136
230,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(f)	19,562
825,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(f)	42,471
725,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(f)	34,655
610,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(f)	32,788
391,856	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(e)	48,484
392,332	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(e)	41,446
785,616	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(e)	76,118
1,179,850	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(e)	105,927
1,181,276	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(e)	90,131
575,709	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(e)	40,933
210,000	Times China Holdings Ltd., 5.750%, 1/14/2027(f)	4,828
1,085,000	Times China Holdings Ltd., 6.200%, 3/22/2026(f)	25,693
4,400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(f)	275,660
325,000	Yuzhou Group Holdings Co. Ltd., 7.375%, 1/13/2026(f)	22,750
415,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(f)	25,020
555,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(f)	37,002
1,360,000	Zhenro Properties Group Ltd., 6.630%, 1/07/2026(f)	8,922
210,000	Zhenro Properties Group Ltd., 6.700%, 8/04/2026(f)	1,376
220,000	Zhenro Properties Group Ltd., 7.350%, 2/05/2025(f)	550
		3,455,081
	Gaming — 0.2%
245,000	GLP Capital LP/GLP Financing II, Inc., 6.750%, 12/01/2033	269,501
Principal Amount (‡)	Description	Value (†)

	Gaming — continued
$1,180,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	$1,130,122
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	4,969
		1,404,592
	Government Owned - No Guarantee — 0.7%
465,000	Antares Holdings LP, 2.750%, 1/15/2027(a)	435,461
2,790,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	2,645,724
735,000	Ecopetrol SA, 8.375%, 1/19/2036	751,538
		3,832,723
	Health Care REITs — 0.1%
455,000	National Health Investors, Inc., 3.000%, 2/01/2031	396,937
	Health Insurance — 0.6%
1,040,000	Centene Corp., 3.375%, 2/15/2030	958,378
2,150,000	Centene Corp., 4.625%, 12/15/2029	2,103,951
585,000	Molina Healthcare, Inc., 4.375%, 6/15/2028(a)	568,721
		3,631,050
	Healthcare — 0.5%
2,520,000	HCA, Inc., 5.600%, 4/01/2034	2,625,961
	Independent Energy — 2.1%
1,595,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	1,347,239
4,195,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	4,291,986
920,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028(a)	827,043
25,000	EQT Corp., 3.625%, 5/15/2031(a)	22,947
745,000	Leviathan Bond Ltd., 6.125%, 6/30/2025(a)	732,789
740,000	Leviathan Bond Ltd., 6.500%, 6/30/2027(a)	700,906
320,000	Ovintiv, Inc., 6.500%, 8/15/2034	345,488
140,000	Ovintiv, Inc., 6.500%, 2/01/2038	150,023
695,000	Ovintiv, Inc., 6.625%, 8/15/2037	745,698
90,000	Ovintiv, Inc., 7.200%, 11/01/2031	100,473
85,000	Ovintiv, Inc., 7.375%, 11/01/2031	95,900
385,000	Ovintiv, Inc., 8.125%, 9/15/2030	447,144
1,290,000	Permian Resources Operating LLC, 6.250%, 2/01/2033(a)	1,310,814
410,000	Var Energi ASA, 8.000%, 11/15/2032(a)	475,418
455,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	479,877
		12,073,745
	Leisure — 2.0%
1,880,000	Carnival Corp., 5.750%, 3/01/2027(a)	1,903,975
580,000	Carnival Corp., 6.000%, 5/01/2029(a)	587,655
2,685,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	2,685,165
890,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	892,679
335,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	341,700
240,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026(a)	237,292
1,725,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	1,746,871
735,000	Royal Caribbean Cruises Ltd., 5.625%, 9/30/2031(a)	744,647
1,615,000	Royal Caribbean Cruises Ltd., 6.000%, 2/01/2033(a)	1,655,672
560,000	Royal Caribbean Cruises Ltd., 6.250%, 3/15/2032(a)	580,910
		11,376,566

Principal Amount (‡)	Description	Value (†)

	Life Insurance — 0.2%
$780,000	Global Atlantic Fin Co., 3.125%, 6/15/2031(a)	$685,308
425,000	Global Atlantic Fin Co., 4.400%, 10/15/2029(a)	409,481
		1,094,789
	Lodging — 0.2%
255,000	Choice Hotels International, Inc., 5.850%, 8/01/2034	262,970
690,000	Marriott International, Inc., 5.300%, 5/15/2034	710,999
		973,969
	Media Entertainment — 1.3%
1,230,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	839,395
1,430,000	Netflix, Inc., 4.875%, 6/15/2030(a)	1,475,383
860,000	Netflix, Inc., 5.375%, 11/15/2029(a)	904,832
365,000	Netflix, Inc., 5.875%, 11/15/2028	388,969
2,145,000	Paramount Global, 4.375%, 3/15/2043	1,587,011
570,000	Paramount Global, 5.850%, 9/01/2043	497,106
1,815,000	Paramount Global, 6.875%, 4/30/2036	1,839,110
		7,531,806
	Metals & Mining — 1.6%
1,360,000	ArcelorMittal SA, 6.800%, 11/29/2032	1,517,096
1,885,000	First Quantum Minerals Ltd., 9.375%, 3/01/2029(a)	1,997,994
5,245,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	5,786,203
		9,301,293
	Midstream — 1.4%
485,000	Cheniere Energy Partners LP, 5.950%, 6/30/2033	513,201
25,000	Targa Resources Corp., 6.125%, 3/15/2033	26,828
3,900,000	Targa Resources Corp., 6.500%, 3/30/2034	4,310,427
950,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	852,021
815,000	Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031(a)	757,730
1,045,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,104,640
290,000	Whistler Pipeline LLC, 5.700%, 9/30/2031(a)	300,230
320,000	Whistler Pipeline LLC, 5.950%, 9/30/2034(a)	331,361
		8,196,438
	Non-Agency Commercial Mortgage-Backed Securities — 6.2%
2,995,000	BBCMS Mortgage Trust, Series 2020-BID, Class B, 1 mo. USD SOFR + 2.654%, 7.752%, 10/15/2037(a)(c)	2,983,769
2,155,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 11.967%, 12/15/2038(a)(c)	2,060,786
1,925,000	BPR Trust, Series 2022-SSP, Class A, 1 mo. USD SOFR + 3.000%, 8.097%, 5/15/2039(a)(c)	1,927,406
395,000	BX Trust, Series 2024-VLT4, Class A, 1 mo. USD SOFR + 1.491%, 6.588%, 7/15/2029(a)(c)	392,714
2,040,000	Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class D, 4.957%, 5/10/2047(a)(c)	1,621,267
2,485,686	Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922%, 10/15/2045(a)	2,187,453
140,000	Commercial Mortgage Trust, Series 2012-LC4, Class C, 5.479%, 12/10/2044(c)	124,516
1,890,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,390,926
5,680,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class E, 4.373%, 9/15/2037(a)	2,859,879
750,000	DBUBS Mortgage Trust, Series 2017-BRBK, Class D, 3.648%, 10/10/2034(a)(c)	735,912
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$920,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.379%, 9/12/2040(a)(c)	$964,260
547,987	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.462%, 7/15/2038(a)(c)	549,046
677,408	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.845%, 4/10/2031(a)(c)	620,245
540,000	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.297%, 8/10/2044(a)(c)	416,785
3,905,000	GS Mortgage Securities Trust, Series 2011-GC5, Class D, 5.297%, 8/10/2044(a)(c)	2,020,519
1,945,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class C, 5.360%, 2/15/2046(a)(c)	1,711,620
1,294,803	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.686%, 12/15/2047(a)(c)	1,191,245
180,000	LEX Mortgage Trust, Series 2024-BBG, Class A, 4.874%, 10/13/2033(a)(c)	180,090
696,408	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.385%, 6/15/2044(a)(c)	665,076
2,515,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.385%, 6/15/2044(a)(c)	1,977,318
1,060,000	Starwood Retail Property Trust, Series 2014-STAR, Class C, Prime + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(g)	334,642
4,243,654	Starwood Retail Property Trust, Series 2014-STAR, Class D, Prime + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(g)	323,366
3,575,000	Starwood Retail Property Trust, Series 2014-STAR, Class E, Prime + 0.000%, 8.500%, 11/15/2027(a)(b)(c)(g)	143,000
2,094,367	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.082%, 7/15/2046(c)	1,926,860
1,690,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(c)	1,505,347
440,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class C, 4.253%, 11/15/2059(c)	360,599
941,396	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 6.050%, 3/15/2044(a)(c)	338,705
1,699,593	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.149%, 6/15/2044(a)(c)	1,463,792
2,245,000	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class C, 4.457%, 12/15/2045(c)	1,829,720
1,219,952	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	1,085,769
		35,892,632
	Oil Field Services — 0.4%
2,145,000	Helmerich & Payne, Inc., 5.500%, 12/01/2034(a)	2,089,401
	Pharmaceuticals — 2.1%
2,780,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	2,175,350
930,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/09/2030, (EUR)	1,031,419
685,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	855,838
570,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	751,853
920,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	884,310

Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$7,575,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	$5,630,921
200,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	197,182
435,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	480,576
305,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	349,684
		12,357,133
	Restaurants — 0.2%
1,575,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030(a)	1,452,372
	Sovereigns — 2.4%
805,000	Chile Government International Bonds, 3.500%, 1/31/2034	739,618
645,000	Chile Government International Bonds, 3.500%, 1/25/2050	495,008
820,000	Chile Government International Bonds, 3.875%, 7/09/2031, (EUR)	939,162
1,215,000	Colombia Government International Bonds, 8.000%, 11/14/2035	1,294,976
1,050,000	Dominican Republic International Bonds, 4.875%, 9/23/2032	998,284
230,000	Dominican Republic International Bonds, 6.600%, 6/01/2036(a)	243,727
200,000	Panama Government International Bonds, 8.000%, 3/01/2038	225,860
760,000	Philippines Government International Bonds, 2.650%, 12/10/2045	534,584
385,000	Philippines Government International Bonds, 2.950%, 5/05/2045	283,833
1,405,000	Republic of Poland Government International Bonds, 5.500%, 3/18/2054	1,435,741
200,000	Republic of South Africa Government International Bonds, 4.850%, 9/30/2029	194,100
600,000	Republic of South Africa Government International Bonds, 5.875%, 4/20/2032	598,452
1,695,000	Republic of Turkiye, 6.500%, 1/03/2035	1,663,015
200,000	Republic of Uzbekistan International Bonds, 3.700%, 11/25/2030	172,378
470,000	Republic of Uzbekistan International Bonds, 5.375%, 5/29/2027, (EUR)(a)	526,952
520,000	Republic of Uzbekistan International Bonds, 6.900%, 2/28/2032(a)	523,422
220,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	232,512
822,000	Romania Government International Bonds, 5.750%, 3/24/2035(a)	816,657
218,000	Romania Government International Bonds, 6.375%, 1/30/2034(a)	226,480
575,000	Turkiye Government International Bonds, 5.875%, 5/21/2030, (EUR)	668,089
1,045,000	Turkiye Government International Bonds, 7.125%, 7/17/2032	1,078,271
		13,891,121
	Technology — 2.1%
1,740,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	1,487,935
1,400,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	1,260,694
20,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	18,856
1,450,000	CommScope LLC, 7.125%, 7/01/2028(a)	1,202,306
Principal Amount (‡)	Description	Value (†)

	Technology — continued
$1,010,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	$846,521
10,000	Leidos, Inc., 5.750%, 3/15/2033	10,519
340,000	Micron Technology, Inc., 5.875%, 2/09/2033	363,073
1,595,000	Micron Technology, Inc., 5.875%, 9/15/2033	1,705,900
1,390,000	Motorola Solutions, Inc., 5.400%, 4/15/2034	1,450,627
10,000	Open Text Corp., 6.900%, 12/01/2027(a)	10,548
855,000	TD SYNNEX Corp., 6.100%, 4/12/2034	904,774
1,415,000	Trimble, Inc., 6.100%, 3/15/2033	1,527,276
1,240,000	Western Digital Corp., 2.850%, 2/01/2029	1,130,491
		11,919,520
	Treasuries — 13.4%
6,012,000,000	Indonesia Treasury Bonds, 6.750%, 7/15/2035, (IDR)	404,115
22,064,000,000	Indonesia Treasury Bonds, 6.875%, 4/15/2029, (IDR)	1,496,301
14,555,000	Norway Government Bonds, 1.750%, 3/13/2025, (NOK)(a)	1,363,167
338,660,000	Republic of South Africa Government Bonds, 8.500%, 1/31/2037, (ZAR)	17,008,367
9,515,000	Republic of South Africa Government Bonds, 9.000%, 1/31/2040, (ZAR)	481,718
1,565,000	U.K. Gilts, 0.250%, 1/31/2025, (GBP)	2,065,294
18,060,000	U.S. Treasury Notes, 3.750%, 4/15/2026(i)	18,060,705
1,105,000	U.S. Treasury Notes, 4.250%, 1/31/2026	1,110,957
825,000	U.S. Treasury Notes, 4.375%, 7/31/2026	834,926
1,915,000	U.S. Treasury Notes, 4.500%, 11/30/2024(i)	1,914,233
27,660,000	U.S. Treasury Notes, 4.500%, 3/31/2026	27,951,727
4,000,000	U.S. Treasury Notes, 4.875%, 5/31/2026	4,073,437
		76,764,947
	Total Non-Convertible Bonds (Identified Cost $485,924,445)	430,545,609

Convertible Bonds — 2.8%
	Airlines — 0.2%
1,310,000	Southwest Airlines Co., 1.250%, 5/01/2025	1,319,731
	Cable Satellite — 0.9%
6,650,000	DISH Network Corp., 3.375%, 8/15/2026	5,335,665
	Consumer Cyclical Services — 0.2%
122,000	Booking Holdings, Inc., 0.750%, 5/01/2025	272,942
450,000	Uber Technologies, Inc., Series 2028, 0.875%, 12/01/2028(a)	563,400
		836,342
	Electric — 0.1%
290,000	Evergy, Inc., 4.500%, 12/15/2027(a)	319,290
200,000	NRG Energy, Inc., 2.750%, 6/01/2048	443,300
		762,590
	Financial Other — 0.0%
30,180	China Aoyuan Group Ltd., Series IAI, Zero Coupon, 28.891%–30.735%, 9/30/2028(h)	405
472,629	Sunac China Holdings Ltd., 1.000% PIK or 0.000% Cash, 9/30/2032(a)(e)	45,689
		46,094
	Leisure — 0.4%
946,000	Carnival Corp., 5.750%, 12/01/2027	1,521,168
115,000	Royal Caribbean Cruises Ltd., 6.000%, 8/15/2025	411,067
		1,932,235

Principal Amount (‡)	Description	Value (†)

	Media Entertainment — 0.2%
$168,000	Liberty Media Corp.-Liberty Formula One, 2.250%, 8/15/2027	$184,721
770,000	Spotify USA, Inc., Zero Coupon, 5.189%, 3/15/2026(j)	765,146
		949,867
	Pharmaceuticals — 0.5%
2,950,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	2,803,975
200,000	Jazz Investments I Ltd., 3.125%, 9/15/2030(a)	208,300
		3,012,275
	Technology — 0.3%
170,000	Datadog, Inc., 0.125%, 6/15/2025	220,150
163,000	Nutanix, Inc., 0.250%, 10/01/2027	194,378
580,000	ON Semiconductor Corp., 0.500%, 3/01/2029	586,380
85,000	Palo Alto Networks, Inc., 0.375%, 6/01/2025	292,060
320,000	Shift4 Payments, Inc., 0.500%, 8/01/2027	328,960
170,000	Zscaler, Inc., 0.125%, 7/01/2025	207,400
		1,829,328
	Total Convertible Bonds (Identified Cost $17,694,579)	16,024,127
	Total Bonds and Notes (Identified Cost $503,619,024)	446,569,736

Collateralized Loan Obligations — 8.8%
975,000	720 East CLO V Ltd., Series 2024-2A, Class C, 3 mo. USD SOFR + 2.200%, 7.533%, 7/20/2037(a)(c)	974,409
1,280,203	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.456%, 1/17/2032(a)(c)	1,281,442
700,000	AIMCO CLO 16 Ltd., Series 2021-16A, Class BR, 3 mo. USD SOFR + 1.650%, 6.936%, 7/17/2037(a)(c)	702,144
480,000	Apidos CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 2.212%, 7.498%, 7/16/2031(a)(c)	481,099
3,175,000	Apidos CLO XXIII Ltd., Series 2015-23A, Class CR, 3 mo. USD SOFR + 2.262%, 7.563%, 4/15/2033(a)(c)	3,174,854
1,660,000	ARES XXXIX CLO Ltd., Series 2016-39A, Class BR3, 3 mo. USD SOFR + 1.750%, 7.080%, 7/18/2037(a)(c)	1,663,021
1,045,000	Bain Capital Credit CLO Ltd., Series 2020-1A, Class C1R, 3 mo. USD SOFR + 2.350%, 7.629%, 4/18/2033(a)(c)	1,047,703
1,335,000	Birch Grove CLO 9 Ltd., Series 2024-9A, Class A1, 3 mo. USD SOFR + 1.400%, 6.582%, 10/22/2037(a)(c)	1,333,196
915,000	Bristol Park CLO Ltd., Series 2016-1A, Class CR, 3 mo. USD SOFR + 2.212%, 7.513%, 4/15/2029(a)(c)	915,601
400,000	Carbone CLO Ltd., Series 2017-1A, Class B, 3 mo. USD SOFR + 2.062%, 7.344%, 1/20/2031(a)(c)	400,944
1,925,000	Carval CLO X-C Ltd., Series 2024-2A, Class B, 3 mo. USD SOFR + 1.800%, 7.088%, 7/20/2037(a)(c)	1,930,469
730,000	CIFC Funding Ltd., Series 2013-2A, Class A3LR, 3 mo. USD SOFR + 2.212%, 7.491%, 10/18/2030(a)(c)	730,185
Principal Amount (‡)	Description	Value (†)

$1,750,000	CIFC Funding Ltd., Series 2017-5A, Class BR, 3 mo. USD SOFR + 1.700%, 7.032%, 7/17/2037(a)(c)	$1,752,522
395,000	Clover CLO LLC, Series 2021-2A, Class A, 3 mo. USD SOFR + 1.432%, 6.714%, 7/20/2034(a)(c)	395,018
250,000	Dryden 64 CLO Ltd., Series 2018-64A, Class C, 3 mo. USD SOFR + 2.012%, 7.291%, 4/18/2031(a)(c)	250,172
300,000	Dryden XXVI Senior Loan Fund, Series 2013-26A, Class CR, 3 mo. USD SOFR + 2.112%, 7.413%, 4/15/2029(a)(c)	300,719
1,030,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class BR, 3 mo. USD SOFR + 1.600%, 6.721%, 11/22/2031(a)(c)	1,030,588
320,000	GoldenTree Loan Management U.S. CLO 3 Ltd., Series 2018-3A, Class C, 3 mo. USD SOFR + 2.162%, 7.444%, 4/20/2030(a)(c)	320,640
435,000	Golub Capital Partners CLO 41B-R Ltd., Series 2019-41A, Class AR, 3 mo. USD SOFR + 1.582%, 6.864%, 1/20/2034(a)(c)	435,527
815,000	Golub Capital Partners CLO 74 B Ltd., Series 2024-74A, Class B, 3 mo. USD SOFR + 1.850%, 7.165%, 7/25/2037(a)(c)	816,369
470,000	Golub Capital Partners CLO 74 B Ltd., Series 2024-74A, Class C, 3 mo. USD SOFR + 2.200%, 7.515%, 7/25/2037(a)(c)	471,825
1,900,000	Madison Park Funding LIX Ltd., Series 2021-59A, Class CR, 3 mo. USD SOFR + 2.250%, 7.529%, 4/18/2037(a)(c)	1,914,877
600,000	MidOcean Credit CLO XV Ltd., Series 2024-15A, Class B, 3 mo. USD SOFR + 1.950%, 7.247%, 7/21/2037(a)(c)	603,584
3,300,000	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class CR2, 3 mo. USD SOFR + 2.162%, 7.425%, 1/28/2030(a)(c)	3,300,528
575,000	Neuberger Berman Loan Advisers CLO 45 Ltd., Series 2021-45A, Class A, 3 mo. USD SOFR + 1.392%, 6.693%, 10/14/2035(a)(c)	575,699
920,000	Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, 3 mo. USD SOFR + 2.162%, 7.444%, 1/22/2030(a)(c)	920,662
1,745,000	OHA Credit Funding 5 Ltd., Series 2020-5A, Class C, 3 mo. USD SOFR + 2.262%, 7.541%, 4/18/2033(a)(c)	1,750,236
485,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class B1R2, 3 mo. USD SOFR + 1.800%, 7.082%, 4/20/2037(a)(c)	487,342
1,090,000	OHA Credit Partners XI Ltd., Series 2015-11A, Class CR2, 3 mo. USD SOFR + 2.200%, 7.482%, 4/20/2037(a)(c)	1,104,141
885,000	OHA Loan Funding Ltd., Series 2013-1A, Class CR3, 3 mo. USD SOFR + 2.350%, 7.673%, 4/23/2037(a)(c)	898,279
1,535,000	OHA Loan Funding Ltd., Series 2016-1A, Class CR2, 3 mo. USD SOFR + 2.100%, 7.435%, 7/20/2037(a)(c)	1,552,362
1,945,000	Palmer Square BDC CLO 1 Ltd., Series 1A, Class B1, 3 mo. USD SOFR + 2.150%, 7.475%, 7/15/2037(a)(c)	1,961,877
300,000	Palmer Square CLO Ltd., Series 2015-2A, Class BR2, 3 mo. USD SOFR + 2.212%, 7.494%, 7/20/2030(a)(c)	300,231
1,650,000	Palmer Square CLO Ltd., Series 2024-2A, Class B, 3 mo. USD SOFR + 1.650%, 6.944%, 7/20/2037(a)(c)	1,650,137

Principal Amount (‡)	Description	Value (†)

$2,610,000	Parallel Ltd., Series 2017-1A, Class CR, 3 mo. USD SOFR + 2.262%, 7.544%, 7/20/2029(a)(c)	$2,610,956
2,110,000	Post CLO Ltd., Series 2023-1A, Class A, 3 mo. USD SOFR + 1.950%, 7.232%, 4/20/2036(a)(c)	2,119,974
2,565,000	Rockford Tower CLO Ltd., Series 2017-2A, Class CR, 3 mo. USD SOFR + 2.162%, 7.463%, 10/15/2029(a)(c)	2,567,326
1,174,687	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 6.490%, 5/20/2031(a)(c)	1,176,504
1,030,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.707%, 4/17/2034(a)(c)	1,030,606
430,000	Sixth Street CLO XV Ltd., Series 2020-15A, Class CR, 3 mo. USD SOFR + 2.000%, 6.830%, 10/24/2037(a)(c)	430,000
1,030,000	TICP CLO VII Ltd., Series 2017-7A, Class CR, 3 mo. USD SOFR + 2.412%, 7.713%, 4/15/2033(a)(c)	1,033,554
610,000	TICP CLO XV Ltd., Series 2020-15A, Class C, 3 mo. USD SOFR + 2.412%, 7.694%, 4/20/2033(a)(c)	610,610
1,055,000	Wellfleet CLO Ltd., Series 2024-1A, Class B, 3 mo. USD SOFR + 2.050%, 7.372%, 7/18/2037(a)(c)	1,063,562
565,000	Wellfleet CLO Ltd., Series 2024-1A, Class C, 3 mo. USD SOFR + 2.450%, 7.772%, 7/18/2037(a)(c)	569,661
	Total Collateralized Loan Obligations (Identified Cost $50,251,111)	50,641,155

Shares
Common Stocks— 2.3%
	Aerospace & Defense — 0.0%
350	Lockheed Martin Corp.	204,596
	Air Freight & Logistics — 0.1%
2,122	United Parcel Service, Inc., Class B	289,313
	Banks — 0.0%
1,053	JPMorgan Chase & Co.	222,036
	Beverages — 0.0%
2,291	Coca-Cola Co.	164,631
	Biotechnology — 0.2%
1,636	AbbVie, Inc.	323,077
11,700	BioMarin Pharmaceutical, Inc.(g)	822,393
		1,145,470
	Capital Markets — 0.0%
96	BlackRock, Inc.	91,153
1,186	Morgan Stanley	123,629
		214,782
	Chemicals — 0.0%
245	Linde PLC	116,831
	Construction Materials — 0.3%
287,957	Cemex SAB de CV, ADR	1,756,538
	Consumer Staples Distribution & Retail — 0.1%
174	Costco Wholesale Corp.	154,254
1,900	Walmart, Inc.	153,425
		307,679
	Containers & Packaging — 0.0%
405	Packaging Corp. of America	87,237
Shares	Description	Value (†)
	Electric Utilities — 0.0%
1,382	Duke Energy Corp.	$159,345
	Electrical Equipment — 0.0%
2,057	Emerson Electric Co.	224,974
	Financial Services — 0.1%
498	Mastercard, Inc., Class A	245,912
	Ground Transportation — 0.0%
670	Union Pacific Corp.	165,142
	Health Care Equipment & Supplies — 0.1%
2,241	Abbott Laboratories	255,496
	Health Care Providers & Services — 0.2%
1,774	Elevance Health, Inc.	922,480
407	UnitedHealth Group, Inc.	237,965
		1,160,445
	Hotels, Restaurants & Leisure — 0.0%
1,271	Starbucks Corp.	123,910
	Household Products — 0.0%
1,282	Procter & Gamble Co.	222,042
	Interactive Media & Services — 0.0%
1,236	Alphabet, Inc., Class A	204,991
	Life Sciences Tools & Services — 0.0%
308	Thermo Fisher Scientific, Inc.	190,520
	Machinery — 0.0%
449	Deere & Co.	187,381
	Media — 0.4%
184,712	Altice USA, Inc., Class A(g)	454,391
8,896	Comcast Corp., Class A	371,586
105,953	Paramount Global, Class B	1,125,221
		1,951,198
	Oil, Gas & Consumable Fuels — 0.1%
2,315	Exxon Mobil Corp.	271,364
3,008	Williams Cos., Inc.	137,315
		408,679
	Pharmaceuticals — 0.2%
6,111	Bristol-Myers Squibb Co.	316,183
2,085	Johnson & Johnson	337,895
2,505	Merck & Co., Inc.	284,468
		938,546
	Real Estate Management & Development — 0.0%
84,422	China Aoyuan Group Ltd.(g)	3,328
	Semiconductors & Semiconductor Equipment — 0.1%
1,271	Broadcom, Inc.	219,248
1,815	Microchip Technology, Inc.	145,726
1,654	QUALCOMM, Inc.	281,263
		646,237
	Software — 0.1%
605	Microsoft Corp.	260,331
473	Salesforce, Inc.	129,465
		389,796
	Specialized REITs — 0.1%
987	American Tower Corp.	229,537
	Specialty Retail — 0.1%
768	Home Depot, Inc.	311,194
	Technology Hardware, Storage & Peripherals — 0.1%
1,371	Apple, Inc.	319,443
	Trading Companies & Distributors — 0.0%
2,319	Fastenal Co.	165,623
	Total Common Stocks (Identified Cost $14,088,442)	13,012,852

Principal Amount	Description	Value (†)
Senior Loans — 1.9%
	Building Materials — 0.3%
$298,743	Foundation Building Materials Holding Co. LLC, 2024 Term Loan B2, 3 mo. USD SOFR + 4.000%, 9.252%, 1/29/2031(c)(k)	$290,459
1,561,211	Summit Materials LLC, 2023 Incremental Term Loan B, 3 mo. USD SOFR + 1.750%, 7.054%, 1/12/2029(c)(k)	1,566,409
		1,856,868
	Gaming — 0.0%
119,116	Light & Wonder International, Inc., 2024 Term Loan B2, 1 mo. USD SOFR + 2.250%, 7.333%, 4/14/2029(c)(k)	118,903
	Healthcare — 0.4%
912,114	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%, 8.845%, 9/29/2028(c)(k)	910,408
1,342,781	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 3.750%, 8.354%, 9/27/2030(c)(k)	1,304,513
		2,214,921
	Leisure — 0.2%
1,082,250	Carnival Corp., 2024 Term Loan B1, 1 mo. USD SOFR + 2.750%, 7.595%, 10/18/2028(c)(k)	1,082,932
359,975	Carnival Corp., 2024 Term Loan B2, 1 mo. USD SOFR + 2.750%, 7.595%, 8/08/2027(c)(k)	360,536
		1,443,468
	Lodging — 0.1%
588,511	Hilton Grand Vacations Borrower LLC, 2024 Incremental Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 1/17/2031(c)(k)	583,361
	Media Entertainment — 0.1%
537,927	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%, 9.095%, 5/03/2028(c)(k)	534,151
	Property & Casualty Insurance — 0.3%
194,389	AmWINS Group, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 2.250%, 7.210%, 2/19/2028(c)	194,002
371,137	HUB International Ltd., 2024 1st Lien Term Loan B, 3 mo. USD SOFR + 3.000%, 8.255%, 6/20/2030(c)(k)	370,543
209,216	Ryan Specialty Group LLC, 2024 USD Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 9/15/2031(c)(k)	208,758
777,000	Truist Insurance Holdings LLC, 1st Lien Term Loan, 3 mo. USD SOFR + 3.250%, 7.854%, 5/06/2031(c)(k)	775,058
		1,548,361
	Technology — 0.5%
2,420,000	Boost Newco Borrower LLC, 2024 USD Term Loan B, 3 mo. USD SOFR + 2.500%, 7.104%, 1/31/2031(c)(k)	2,418,983
387,627	Open Text Corp., 2023 Term Loan B, 1 mo. USD SOFR + 2.250%, 7.095%, 1/31/2030(c)(k)	388,883
		2,807,866
	Total Senior Loans (Identified Cost $11,132,156)	11,107,899

Shares	Description	Value (†)
Preferred Stocks — 0.0%

Convertible Preferred Stock — 0.0%
	Brokerage — 0.0%
2,636	Apollo Global Management, Inc., 6.750% (Identified Cost $162,841)	$179,222

Other Investments — 0.0%
	Aircraft ABS — 0.0%
900	ECAF I Blocker, Ltd.(b)(l) (Identified Cost $9,000,000)	—
	Total Purchased Options — 0.0% (Identified Cost $1,011,400) (see details below)	419,634

Principal Amount (‡)
Short-Term Investments — 6.5%
$22,033,751	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2024 at 3.000% to be repurchased at $22,035,587 on 10/01/2024 collateralized by $34,100,600 U.S. Treasury Bond, 1.125% due 8/15/2040 valued at $22,474,428 including accrued interest(m)	22,033,751
15,280,000	U.S. Treasury Bills, 5.005%, 11/21/2024(n)	15,179,823
	Total Short-Term Investments (Identified Cost $37,205,399)	37,213,574
	Total Investments — 97.3% (Identified Cost $626,470,373)	559,144,072
	Other assets less liabilities — 2.7%	15,320,743
	Net Assets — 100.0%	$574,464,815

Purchased Options — 0.0%
Description	Expiration Date	Exercise Price	Contracts	Notional Amount	Cost	Value (†)
Options on Futures — 0.0%
CBOT 5 Year U.S. Treasury Notes, Call	10/25/2024	110.25	1,275,000	$140,100,587	$993,790	$418,359
CBOT 5 Year U.S. Treasury Notes, Call	10/25/2024	116	1,275,000	140,100,587	17,610	1,275
Total					$1,011,400	$419,634

Written Options — (0.0%)
Description	Expiration Date	Exercise Price	Shares/ Contracts (†††)	Notional Amount	Premiums (Received)	Value (†)
Options on Futures — (0.0%)
CBOT 5 Year U.S. Treasury Notes, Call	10/25/2024	111.25	(2,550,000)	$(280,201,173)	$(1,040,569)	$(239,062)

Description	Expiration Date	Exercise Price	Shares/ Contracts (†††)	Notional Amount	Premiums (Received)	Value (†)
Options on Securities — (0.0%)
Abbott Laboratories, Call	10/18/2024	120	(800)	$(91,208)	$(762)	$(480)
American Tower Corp., Call	10/18/2024	230	(300)	(69,768)	(980)	(1,650)
Apple, Inc., Call	10/18/2024	240	(500)	(116,500)	(1,284)	(862)
Broadcom, Inc., Call	10/18/2024	190	(1,000)	(172,500)	(3,539)	(970)
Comcast Corp., Call	10/18/2024	42.5	(4,400)	(183,788)	(2,254)	(1,606)
Elevance Health, Inc., Call	10/18/2024	570	(200)	(104,000)	(1,593)	(210)
Emerson Electric Co., Call	10/18/2024	110	(1,000)	(109,370)	(1,177)	(1,700)
Exxon Mobil Corp., Call	10/18/2024	125	(800)	(93,776)	(1,286)	(200)
Fastenal Co., Call	10/18/2024	72.5	(1,100)	(78,562)	(844)	(1,815)
JPMorgan Chase & Co., Call	10/18/2024	230	(400)	(84,344)	(751)	(96)
Linde PLC, Call	10/18/2024	475	(100)	(47,686)	(407)	(825)
Lockheed Martin Corp., Call	10/18/2024	585	(200)	(116,912)	(1,093)	(1,920)
Mastercard, Inc., Call	10/18/2024	490	(200)	(98,760)	(743)	(1,950)
Microsoft Corp., Call	10/18/2024	450	(300)	(129,090)	(1,175)	(431)
Morgan Stanley, Call	10/18/2024	110	(500)	(52,120)	(504)	(415)
Procter & Gamble Co., Call	10/18/2024	175	(600)	(103,920)	(988)	(1,320)
Starbucks Corp., Call	10/18/2024	100	(600)	(58,494)	(789)	(696)
Thermo Fisher Scientific, Inc., Call	10/18/2024	650	(100)	(61,857)	(477)	(233)
Union Pacific Corp., Call	10/18/2024	255	(200)	(49,296)	(587)	(230)
UnitedHealth Group, Inc., Call	10/18/2024	630	(200)	(116,936)	(1,123)	(671)
Williams Cos., Inc., Call	10/18/2024	47	(2,100)	(95,865)	(824)	(630)
					$(23,180)	$(18,910)
Total					$(1,063,749)	$(257,972)

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Domestic, exchange-traded index and single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations as determined by the Options Price Reporting Authority. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated.
Fair valuation by the Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†††)	Options on securities are expressed as shares. Options on futures are expressed as contracts.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, the value of Rule 144A holdings amounted to
$301,469,281 or 52.5% of net assets.

(b)	Level 3 security. Value has been determined using significant unobservable inputs.
(c)
Variable rate security. Rate as of September 30, 2024 is disclosed. Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(d)	Perpetual bond with no specified maturity date.
(e)
Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. For the period ended September 30, 2024, interest payments were made in principal.

(f)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(g)	Non-income producing security.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(i)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate.

(k)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 0.75%, to which the spread is added.

(l)	Securities subject to restriction on resale. At September 30, 2024, the restricted securities held by the Fund are as follows:

	Acquisition Date	Acquisition Cost	Value	% of Net Assets
ECAF I Blocker, Ltd.	6/18/2015	$9,000,000	$ —	0.0%

(m)
The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund's policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-
party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the
Fund's ability to dispose of the underlying securities. As of September 30, 2024, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ABS	Asset-Backed Securities
ADR
An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

JIBAR	Johannesburg Interbank Agreed Rate
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
REMICS	Real Estate Mortgage Investment Conduits
SAFEX	South African Futures Exchange
SLM	Sallie Mae
SOFR	Secured Overnight Financing Rate

EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
NOK	Norwegian Krone
ZAR	South African Rand
Swap Agreements
The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the "protection buyer" and "protection seller") to exchange the credit risk of an issuer ("reference obligation") for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments ("fees") over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter ("OTC") market and may be entered into as a bilateral contract or centrally cleared ("centrally cleared swaps"). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as "variation margin," are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund's counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty.
At September 30, 2024, the Fund had the following open centrally cleared interest rate swap agreements:
Notional Value	Currency	Expiration Date	Fund Pays[1]	Fund Receives[1]	Market Value	Unrealized Appreciation (Depreciation)[2]
330,000,000	ZAR	5/07/2030	7.58%	3 mo. SAFEX - JIBAR	$10,574	$9,099

At September 30, 2024, the Fund had the following open centrally cleared credit default swap agreements:

Buy Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY* .S43	(5.00%)	12/20/2029	26,445,000	$(1,926,552)	$(1,982,446)	$(55,894)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
1	Payments are made quarterly.
2	Differences between unrealized appreciation (depreciation) and market value, if any, are due to interest booked as part of the initial trades.
*	CDX.NA.HY is an index composed of North American high yield credit default swaps.
Forward Foreign Currency Contracts
The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund's investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation). The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund's or counterparty's net obligations under the contracts.
At September 30, 2024, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	12/05/2024	EUR	S	2,255,000	$2,498,991	$2,516,612	$(17,621)
BNP Paribas SA	11/18/2024	ZAR	S	309,060,000	17,022,903	17,817,919	(795,016)
Total							$(812,637)
Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At September 30, 2024, the Fund had the following open long futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 2 Year U.S. Treasury Notes Futures	12/31/2024	1,533	$318,622,430	$319,235,274	$612,844

At September 30, 2024, the Fund had the following open short futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 5 Year U.S. Treasury Notes Futures	12/31/2024	387	$42,479,635	$42,524,648	$(45,013)
CBOT U.S. Long Bond Futures	12/19/2024	162	20,343,300	20,118,375	224,925
CBOT Ultra Long-Term U.S. Treasury Bond Futures	12/19/2024	43	5,762,392	5,723,031	39,361
Ultra 10 Year U.S. Treasury Notes Futures	12/19/2024	410	48,530,684	48,501,719	28,965
Total					$248,238
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$ —	$29,974,672	$1,986,120	$31,960,792
Non-Agency Commercial Mortgage-Backed Securities	—	35,091,624	801,008	35,892,632
All Other Non-Convertible Bonds(a)	—	362,692,185	—	362,692,185
Total Non-Convertible Bonds	—	427,758,481	2,787,128	430,545,609
Convertible Bonds(a)	—	16,024,127	—	16,024,127
Total Bonds and Notes	—	443,782,608	2,787,128	446,569,736
Collateralized Loan Obligations	—	50,641,155	—	50,641,155
Common Stocks
Real Estate Management & Development	—	3,328	—	3,328
All Other Common Stocks(a)	13,009,524	—	—	13,009,524
Total Common Stocks	13,009,524	3,328	—	13,012,852
Senior Loans(a)	—	11,107,899	—	11,107,899
Preferred Stocks(a)	179,222	—	—	179,222
Other Investments(a)	—	—	—	—

Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$ —	$37,213,574	$ —	$37,213,574
Purchased Options(a)	419,634	—	—	419,634
Total Investments	13,608,380	542,748,564	2,787,128	559,144,072
Centrally Cleared Interest Rate Swap Agreements (unrealized appreciation)	—	9,099	—	9,099
Futures Contracts (unrealized appreciation)	906,095	—	—	906,095
Total	$14,514,475	$542,757,663	$2,787,128	$560,059,266

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$(257,972)	$ —	$ —	$(257,972)
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	—	(55,894)	—	(55,894)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(812,637)	—	(812,637)
Futures Contracts (unrealized depreciation)	(45,013)	—	—	(45,013)
Total	$(302,985)	$(868,531)	$ —	$(1,171,516)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2023 and/or September 30, 2024:

Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2023	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2024	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2024
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$40,417	$ —	$1,129	$34,790	$ —	$(274,939)	$2,184,723	$ —	$1,986,120	$34,903
Non-Agency Commercial Mortgage- Backed Securities	1,528,640	—	—	(727,632)	—	—	—	—	801,008	(727,632)
Other Investments
Aircraft ABS	—	—	—	—	—	—	—	—	—	—
Total	$1,569,057	$ —	$1,129	$(692,842)	$ —	$(274,939)	$2,184,723	$ —	$2,787,128	$(692,729)
Debt securities valued at $2,184,723 were transferred from Level 2 to Level 3 during the period ended September 30, 2024. At December 31, 2023, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies. At September 30, 2024, these securities were fair valued as determined by the Fund's valuation designee as an independent pricing service did not provide a reliable price for the securities.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include forward foreign currency contracts, futures contracts, option contracts and swap agreements.
The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of September 30, 2024, the Fund engaged in credit default swap agreements (as a protection buyer) to hedge its credit exposure.
The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. As of September 30, 2024, the Fund engaged in forward foreign currency contracts for hedging purposes to gain exposure to foreign currencies.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts and interest rate swap agreements to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Fund may also use futures contracts and interest rate swap agreements to gain investment exposure. As of September 30, 2024, the Fund engaged in futures contracts and interest rate swap agreements for hedging purposes, to manage duration and yield curve management.
The Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes and use futures and option contracts to gain investment exposure. As of September 30, 2024, the Fund engaged in option contracts for hedging purposes and investment exposure.
The following is a summary of derivative instruments for the Fund, as of September 30, 2024:
Assets	Investments at value[1]	Unrealized appreciation on futures contracts	Swap agreements at value	Total
Exchange-traded/cleared asset derivatives
Interest rate contracts	$419,634	$906,095	$10,574	$1,336,303

[1]	Represents purchased options, at value.

Liabilities	Options written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts	Swap agreements at value	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$ —	$(812,637)	$ —	$ —	$(812,637)
Exchange-traded/cleared liability derivatives
Interest rate contracts	(239,062)	—	(45,013)	—	(284,075)
Credit contracts	—	—	—	(1,982,446)	(1,982,446)
Equity contracts	(18,910)	—	—	—	(18,910)
Total exchange-traded/cleared liability derivatives	$(257,972)	$—	$(45,013)	$(1,982,446)	$(2,285,431)
Total liability derivatives	$(257,972)	$(812,637)	$(45,013)	$(1,982,446)	$(3,098,068)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
OTC derivatives, including forward foreign currency contracts and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. As of September 30, 2024, the fair value of derivative positions subject to these provisions that are in a net liability position by counterparty, and the value of collateral pledged to counterparties for such contracts is as follows:
Counterparty:	Derivatives	Collateral Pledged
Bank of America N.A.	$ (17,621)	$ —
BNP Paribas SA	(795,016)	860,000
Counterparty risk is managed based on policies and procedures established by the Fund's adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund's risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund's aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange's clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker's customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker's customers, potentially resulting in losses to the Fund.

Industry Summary at September 30, 2024 (Unaudited)
Treasuries	13.4%
Non-Agency Commercial Mortgage-Backed Securities	6.2
ABS Home Equity	5.6
ABS Other	5.3
Cable Satellite	4.5
ABS Car Loan	4.2
Banking	4.1
Technology	2.9
Pharmaceuticals	2.8
Leisure	2.6
Finance Companies	2.5
Aerospace & Defense	2.4
Sovereigns	2.4
ABS Student Loan	2.3
Independent Energy	2.1
Other Investments, less than 2% each	18.7
Collateralized Loan Obligations	8.8
Short-Term Investments	6.5
Total Investments	97.3
Other assets less liabilities (Including open written options, swap agreements, forward foreign currency and futures contracts)	2.7
Net Assets	100.0%